SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                Form 8-K/A
                             (Amendment No. 1)

               Current Report Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



Date of Report       (Date of earliest event reported)       January 31, 2003



                          Goddard Industries, Inc.

..  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . .
          (Exact Name of Registrant as Specified in Its Charter)


    Massachusetts                 0-2052                       04-2268165
..  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . .
  (State  or  Other            (Commission                 (I.R.S. Employer
     Jurisdiction              File Number)                Identification No.)
   of Incorporation)


          705 Plantation Street, Worcester, Massachusetts       01605

..  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . .
             (Address of Principal Executive Offices)         (Zip Code)


                             (508) 852-2436

..  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . .
          Registrant's telephone number, including area code




  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . .
       (Former Name or Former Address, If Changed Since Last Report)















The undersigned Registrant hereby amends its Current Report on Form 8-K filed on February 3, 2003 as follows:


Item 7.  Financial Statements and Exhibits

   (a)  Financial Statements.


        Unaudited Pro Forma Consolidating Balance Sheets as of
        September 28, 2002.

        Unaudited Pro Forma Consolidating Statements of Operations for periods ended September 28, 2002 and December 28, 2002.


   (b)  Exhibits.

Exhibit No.        Description of Exhibit

    1              Form of Asset Purchase Agreement, dated January 31, 2003 *


    * Previously filed by Registrant as part of the initial filing of this Current Report on form 8-K.
























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                                  SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GODDARD INDUSTRIES, INC.


Date:  April 7, 2003               By: /s/ Salvatore J. Vinciguerra
                                       Salvatore J. Vinciguerra, President



































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Pro Forma Financial Information

     On January 31, 2003, Goddard Industries, Inc. (the "Registrant") sold substantially all of the assets of one of its subsidiaries, Goddard Valve Corporation ("Goddard Valve"), to Engineered Controls International, Inc. ("ECII"), a Delaware corporation pursuant to an Asset Purchase Agreement, dated as of January 31, 2003, among ECII, Goddard Valve and Registrant (the "Asset Purchase Agreement"). Of the total purchase price of approximately $3,900,000, $3,200,000 was paid in cash at the closing and approximately $500,000 was paid on April 1, 2003. Up to an additional $200,000 is payable upon collection of transferred accounts receivable. The assets disposed of by Registrant included Goddard Valve's machinery & equipment, office equipment, inventory, accounts receivable, intellectual property and proprietary information, including rights to the use of the names "Goddard" and "Goddard Valve Corporation." Registrant is restricted from competing with ECII in certain geographical areas for certain cryogenic valve types. In addition, Registrant must discontinue its use of the name "Goddard Industries, Inc." The purchase price was determined as the result of arms' length negotiations between unrelated parties. In conjunction with the sale, Registrant has been providing certain short term transitional services to ECII.

     The Goddard Valve business that was sold by Registrant to ECII designs, manufactures and sells cryogenic valves that are used primarily by the industrial gas industries, including atmospheric gases, LNG, liquid hydrogen and specialty gases used in semiconductor manufacture. After the sale of the business of Goddard Valve, Registrant will continue to own and operate its other subsidiary, Mack Valves Pty Ltd, located in Melbourne, Australia. Mack Valves Pty Ltd manufactures a range of industrial valves for specialized areas of industry, including water, steam, fire service and other valves used extensively in clean water, fire prevention, mining and other industrial applications, as well as a range of cryogenic valves.

     The terms of the transaction are more fully described in the Asset Purchase Agreement that was filed as an exhibit within the initial filing of this Current Report on form 8-K.

     In conjunction with the sale of the Goddard Valve business, Registrant has offered for sale the building and property which formerly housed Goddard Valve. Registrant has received bids to purchase the building and property, and expects to complete the sale within this fiscal year.


     The pro forma exhibits reflect the following events and assumptions:

1) Unaudited condensed consolidating pro forma balance sheet as of September 28, 2002 that reflects:

     A.  Sale of Goddard Valve assets to ECII.

     B.  Retirement of Goddard Valve bank debt and financing fees.


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     C.  Pro forma retirement of bank debt and financing fees of subsidiary,
         Mack Valves Pty Ltd.

     D.  Pro forma payoff of Goddard Valve's creditors.

     E.  Pro forma payment of severance to Goddard Valve employees.

     F. Pro forma sale of Goddard Valve building and property, at net book value.

     G.  Adjustment of income tax provision.

2) Unaudited condensed consolidating pro forma statements of operations for periods ended September 28, 2002 and December 28, 2002 that reflect the following assumptions:

     A. Activities associated with Goddard Valve have been eliminated as if the above transactions took place on September 30, 2001, including approximately $111,000 and $28,000 of expenses for depreciation, utilities, insurance and real estate taxes associated with the building formerly occupied by Goddard Valve, for fiscal year 2002 and the most recent quarter ended December 28, 2002, respectively. Estimates for continuing operations include additional expense for rented space, as noted in item "C" below.

     B.  Reduction of interest payments associated with retirement of debt.

     C. Estimated net reduction of expense that results from disposing of the building formerly occupied by Goddard Valve, and instead, renting office space.

     D.  Adjustment of income tax provision.





















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                 GODDARD INDUSTRIES, INC. AND SUBSIDIARIES
                Unaudited Condensed Pro Forma Balance Sheet
                           December 28, 2002
                                                   Pro Forma
                                                  adjustments
                                 Historical       for sale of
                                   as at         Goddard Valve  Pro Forma as at
                             December 28, 2002    Corporation  December 28, 2002
                 ASSETS
Current assets:
  Cash and cash equivalents    $  137,089       A  $ 3,735,606  $   387,554
                                                B   (1,544,001)
                                                C   (1,458,875)
                                                D    ( 377,482)
                                                E    ( 407,887)
                                                F      303,104
  Cash restricted                 250,000       B    ( 250,000)        -
  Accounts receivable,
    net of allowances           1,045,957       A    ( 447,264)     598,693
  Inventories                   2,288,204       A   (1,467,877)     820,327
  Refundable taxes on income      427,753       G     ( 46,000)     381,753
  Prepaid expense and taxes        74,919                 -          74,919
  Deferred income taxes           279,337       G    ( 166,951)     112,386

    Total current assets        4,503,259           (2,127,627)   2,375,632

Net property, plant and         1,498,835       A    ( 625,018)     570,713
  equipment                                     F    ( 303,104)

Other assets:
  Deferred charges                 12,291                 -          12,291
  Deferred income taxes           149,592       F       41,151      190,743
  Investment                      250,000                 -         250,000
  Deferred financing charges      169,679       B    ( 137,292)        -
                                                D     ( 32,387)
  Intangible assets               112,908       A    ( 112,908)        -
  Goodwill                      2,388,074                 -       2,388,074

    Total other assets          3,082,544            ( 241,436)   2,841,108

TOTAL ASSETS                   $9,084,638          $(3,297,185)  $5,787,453










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                  LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Current maturities of
    long-term debt              1,492,088       B     ( 15,000)      18,213
                                                C   (1,458,875)
  Accounts payable                494,724       D    ( 160,787)     333,937
  Accrued expenses                459,998       D    ( 216,695)     243,303
  Deferred compensation            68,988                 -          68,988

    Total current liabilities   2,515,798           (1,851,357)     664,441

  Long-term debt               1,779,001        B   (1,779,001)        -
  Deferred compensation          352,787                  -         352,787

    Total long-term debt       2,131,788            (1,779,001)     352,787

Shareholders' equity           4,437,052               333,173    4,770,225

TOTAL LIABILITIES
   AND SHAREHOLDERS' EQUITY   $9,084,638           $(3,297,185)  $5,787,453


A   Record sale of Goddard Valve operating assets.
B   Retire Goddard Valve bank debt and financing fees.
C   Pro forma retirement of bank debt and financing fees of Mack Valves Pty Ltd.
D   Pro forma payoff of Goddard Valve's creditors.
E   Pro forma payment of severance to Goddard Valve employees.
F   Pro forma sale of Goddard Valve building and property at net book value.
G   Adjust income tax provision.


















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               GODDARD INDUSTRIES, INC. AND SUBSIDIARIES
         Pro Forma Condensed Consolidated Statement of Operations
                            (Unaudited)
                                                   Pro Forma
                                                  adjustments      Pro Forma
                               For the Three      for sale of    For the Three
                               Months Ended      Goddard Valve   Months Ended
                             December 28, 2002    Corporation  December 28, 2002

Net Sales                           $1,624,805   A $( 791,150)       $  833,655

Cost of sales                        1,067,909   A  ( 567,506)          500,403

Gross profit                           556,896      ( 223,644)          333,252

Selling and administrative
  expenses                             654,553   A  ( 235,476)          407,155
                                                 C   ( 11,922)

Income (Loss) from operations         ( 97,657)        23,754          ( 73,903)

Other income (expense):
    Interest expense                  ( 65,777)  A      3,604           ( 8,913)
                                                 B     53,260
    Other income, net                    7,075   A    ( 1,858)            5,217
    Foreign exchange                     ( 864)          -                ( 864)

   Total other income (expense)       ( 59,566)        55,006           ( 4,560)

Income (loss) before taxes           ( 157,223)        78,760          ( 78,463)


Income taxes                          ( 63,499)  D     27,100          ( 36,399)


Net income (loss)                    $( 93,724)     $  51,660         $( 42,064)


EARNINGS (LOSS) PER SHARE:

  Net Income (loss):
       Basic                           $(0.04)        $ 0.02           ($0.02)
       Diluted                           N/A            N/A              N/A


A Record elimination of net revenue and expenses associated with activities of Goddard Valve.
B   Record pro forma reduction of interest payments on bank debt.
C   Record net reduction of expense resulting from disposal of building.
D   Adjust income tax provision.


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                GODDARD INDUSTRIES, INC. AND SUBSIDIARIES
        Pro Forma Condensed Consolidating Statement of Operations
                            (Unaudited)
                                                 Pro Forma
                                                adjustments
                                                for sale of      Pro Forma
                         For the Year Ended    Goddard Valve  For the Year Ended
                         September 28, 2002     Corporation   September 28, 2002


Sales                            $6,435,781    A $(3,217,059)     $3,218,722

Cost of sales                     4,284,836    A  (2,357,411)      1,927,425

Gross profit                      2,150,945        ( 859,648)      1,291,297

Selling and
  Administrative expenses         2,848,316    A  (1,028,722)      1,771,914
                                               C    ( 47,680)

Operating profit (loss)           ( 697,371)         216,754       ( 480,617)

Other income (expense):
    Interest expense              ( 259,045)   A      10,510        ( 32,682)
                                               B     215,853
    Other income                     30,170    A     ( 1,704)         28,466
    Foreign exchange               ( 21,544)   A      12,441         ( 9,103)

   Total other income (expense)   ( 250,419)         237,100        ( 13,319)

Income (loss) from operations
  before income taxes             ( 947,790)         453,854       ( 493,936)


Income taxes                      ( 407,436)   D     144,900       ( 262,536)


Net income (loss)                $( 540,354)     $   308,954       ( 231,400)


EARNINGS (LOSS) PER SHARE:

    Net income (loss):
          Basic                   $  (0.22)        $   0.13        $  (0.09)
          Diluted                     N/A              N/A             N/A


A Record elimination of net revenue and expenses associated with activities of Goddard Valve.
B   Record pro forma reduction of interest payments on bank debt.
C   Record net reduction of expense resulting from disposal of building.
D   Adjust income tax provision.

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